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    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 7, 1999
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 1, 1999

                                  DELIA*S INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

 DELAWARE                            0-21869                          13-3914035
(STATE OR OTHER                 (COMMISSION FILE NO.)              (IRS EMPLOYER
JURISDICTION OF                                                   IDENTIFICATION
INCORPORATION)                                                           NUMBER)

435 HUDSON STREET
NEW YORK, NEW YORK                                                         10014
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICERS)                             (ZIP CODE)


                                  (212) 807-9060
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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CERTAIN STATEMENTS CONTAINED HEREIN ARE FORWARD-LOOKING STATEMENTS (WITHIN THE
MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT")). FORWARD-LOOKING STATEMENTS INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES INCLUDING, BUT NOT LIMITED TO, GENERAL ECONOMIC CONDITIONS, INCREASES IN MATERIALS, PRINTING, PAPER, POSTAGE, SHIPPING AND LABOR COSTS, TIMING OF CATALOG MAILINGS, CUSTOMER RESPONSE RATES, LEVELS OF COMPETITION, DIFFICULTIES IN INTEGRATING ACQUISITIONS AND OTHER FACTORS OUTSIDE OUR CONTROL. THESE FACTORS, AND OTHER FACTORS THAT APPEAR WITH THE FORWARD-LOOKING STATEMENTS, OR IN OTHER SECURITIES AND EXCHANGE COMMISSION FILINGS OF DELIA*S INC. AND ITURF INC., INCLUDING DELIA*S INC.'S ANNUAL
REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JANUARY 31, 1999 AND ITURF INC.'S REGISTRATION STATEMENT (NO. 333-15153) ON FORM S-1, COULD AFFECT OUR ACTUAL RESULTS AND COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS MADE BY US, OR ON OUR BEHALF, IN THIS REPORT.

Item 5. Other Events.

         On September 1, 1999, iTurf Inc. ("iTurf"), a consolidated subsidiary of dELiA*s Inc. (together with our consolidated subsidiaries, "we" or "dELiA*s") acquired T@PONLINE.COM, Inc., a New Jersey corporation ("Taponline"). Taponline was acquired pursuant to an Agreement and Plan of Merger, dated as of August 9, 1999, by and among iTurf, iTurf Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of iTurf ("Merger Sub"), Taponline, the stockholders of Taponline and MarketSource Corporation, a Delaware corporation (as amended, the "Merger Agreement"). Pursuant to the Merger Agreement, Merger Sub was merged with and into Taponline.com, with Taponline.com as the surviving corporation (the "Merger"). As a result of the Merger, Taponline.com became a wholly-owned subsidiary of iTurf.

         The merger consideration consisted of 1,586,996 shares of iTurf Class A common stock. The Merger is intended to qualify as a tax-free reorganization and will be accounted for under the purchase method of accounting

         Taponline operates a community and content Web site focusing on college and university students between the ages of 18 and 24. The description of the Merger Agreement, which is filed as an exhibit to iTurf's current report on Form 8-K and incorporated herein by reference, does not purport to be complete and is qualified in its entirety by the provisions of the Merger Agreement.

         In connection with the transaction, MarketSource Corporation, which is owned by certain of the shareholders of Taponline, including Martin Levine, who was recently elected as a member of iTurf's board of directors, entered into an arrangement to purchase advertising and other inventory on iTurf's network of sites for resale to MarketSource's clients. Separately, iTurf has agreed to enter into a marketing alliance with MarketSource to promote iTurf's network of sites through MarketSource's offline marketing channels. iTurf committed to purchasing approximately $6.5 million in promotional opportunities through these channels over the next three years. The description of these arrangements does not purport to be complete and is qualified in its entirety by the provisions of the Online Authorized Advertising Reseller Agreement and the Offline Advertising Purchase Agreement which are filed as exhibits to iTurf's current report on Form 8-K dated September 7, 1999 and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (A)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                 Not required.

          (B)    PRO FORMA FINANCIAL INFORMATION

                 Not required.

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          (C)    EXHIBITS

                 Exhibit 2.1 Agreement and Plan of Merger dated August 9, 1999, by and among iTurf Inc., iTurf Acquisition Corporation, T@PONLINE.COM, Inc. ("Taponline"), the stockholders of Taponline.com and MarketSource Corporation (the "Merger Agreement") (incorporated by reference to Exhibit 10.17 of iTurf's Quarterly Report on Form 10-Q for the period ended July 31, 1999).*

                 Exhibit 2.2 Amendment No. 1, dated September 1, 1999, to Merger Agreement (incorporated by reference to iTurf's Current Report on Form 8-K dated September 7, 1999).

                 Exhibit 99.1  Online Advertising Authorized Reseller
                               Agreement between iTurf, Taponline and
                               MarketSource Corporation, dated September 1, 1999 (incorporated by reference to iTurf's Current Report on Form 8-K dated September 7, 1999).

                 Exhibit 99.2  Offline Advertising Purchase Agreement
                               between iTurf and MarketSource Corporation, dated September 1, 1999 (incorporated by reference to iTurf's Current Report on Form 8-K dated September 7, 1999).

* The table of contents to the Merger Agreement includes a list of the exhibits and schedules to such agreement. In accordance with Item 601(b)(2) of Regulation S-K, the exhibits and schedules to the Merger Agreement have been excluded; such exhibits and/or schedules will be furnished supplementally upon request by the Securities and Exchange Commission.



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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 7, 1999                        dELiA*s Inc.

                                                By:    /s/ STEPHEN I. KAHN
                                                       -------------------
                                                       Stephen I. Kahn
                                                       Chairman of the Board and
                                                       Chief Executive Officer